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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2002


                            CRESCENT BANKING COMPANY
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)




     Georgia                       0-20251                    58-1968323
 ---------------               ---------------            ------------------
 (State or Other               (Commission                 (IRS Employer
  Jurisdiction of               File Number)                Identification No.)
  Incorporation)

                     251 Highway 515, Jasper, Georgia 30143
                     --------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (706) 692-2424
                                 --------------
              (Registrant's Telephone Number, including Area Code)

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Item 5.     Other Events.
-------     -------------

         On June 19, 2002, Crescent Banking Company issued the press release filed as Exhibit 99.1 with this Current Report on Form 8-K.


Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits.
------      -------------------------------------------------------------------

         (c)      Exhibits.

                  The following exhibits are filed herewith:

    Exhibit No.                    Description
------------------    --------------------------------------------------------

      99.1            Press Release, dated June 19, 2002.



                                       -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRESCENT BANKING COMPANY



                                      /s/ J. Donald Boggus, Jr.
                                      -----------------------------------
                                      J. Donald Boggus, Jr.
                                      President and Chief Executive Officer

Date:  June 19, 2002


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                                INDEX TO EXHIBITS
                                -----------------

    Exhibit No.                             Description
-------------------      ------------------------------------------------------

      99.1               Press Release, dated June 19, 2002.